UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2026

Duluth Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-37641	39-1564801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street
Mount Horeb, Wisconsin		53572
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 424-1544

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Duluth Holdings Inc. (the “Company”) held on June 3, 2026 (the “Annual Meeting”), our shareholders voted on proposals to: (1) elect the eight individuals nominated by the Board of Directors of the Company to serve as directors until the 2027 Annual Meeting; (2) approve, by an advisory vote, the compensation of our named executive officers as described in our proxy statement; and (3) ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 31, 2027.

The final voting results on these proposals are as follows:

(1) Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Class of Common Stock	Number of Votes FOR	Withhold Authority	Broker Non-Votes
Stephen L. Schlecht	Class A	33,642,000	0	0
	Class B	21,325,684	2,179,164	6,089,200

Stephanie L. Pugliese	Class A	33,642,000	0	0
	Class B	23,236,107	268,741	6,089,200

David C. Finch	Class A	33,642,000	0	0
	Class B	21,522,289	1,982,559	6,089,200

Janet H. Kennedy	Class A	33,642,000	0	0
	Class B	23,208,610	296,238	6,089,200

Brett L. Paschke	Class A	33,642,000	0	0
	Class B	21,797,192	1,707,656	6,089,200

Susan J. Riley	Class A	33,642,000	0	0
	Class B	23,209,517	295,331	6,089,200

Ronald Robinson	Class A	33,642,000	0	0
	Class B	22,747,764	757,084	6,089,200

Scott K. Williams	Class A	33,642,000	0	0
	Class B	21,824,658	1,680,190	6,089,200

(2) Advisory vote on the compensation of our named executive officers

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Absentations	Broker Non-Votes
Class A	33,642,000	0	0	0
Class B	22,646,088	829,732	29,028	6,089,200

(3) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 31, 2027:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Absentations	Broker Non-Votes
Class A	33,642,000	0	0	0
Class B	29,562,705	26,205	5,138	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Date:	June 8, 2026	By:	/s/ Heena Agrawal
		Name:	Heena Agrawal
		Title:	Senior Vice President and Chief Financial Officer